Rule 497(e)

Registration Nos. 333-168727 and 811-22452

First Trust Series Fund

First Trust Managed Municipal Fund

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 1, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective July 1, 2026, the Fund’s annual management fee will be reduced to 0.39% of the Fund’s average daily net assets.

First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor, has also agreed to limit fees and/or pay expenses to the extent necessary through March 1, 2028, to prevent the Fund’s Total Annual Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 0.50% of the average daily net assets of any class of shares of the Fund. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding any of (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.

Accordingly, at such time, the “Fees and Expenses of the Fund” section in the Fund’s prospectus is replaced in its entirety with the following:

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	—
Other Expenses	5.81%	0.40%
Total Annual Fund Operating Expenses(2)	6.45%	0.79%
Fee Waiver and Expense Reimbursement(3)	5.70%	0.29%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%	0.50%

(1)	For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a contingent deferred sales charge of 1% may be imposed on any redemption within 12 months of purchase.
(2)	Expenses have been restated to reflect the current fiscal year.
(3)	The Fund’s investment advisor has agreed to waive fees and reimburse expenses through March 1, 2028 so that Total Annual Fund Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) do not exceed 0.50% of the average daily net assets of any class of Fund shares. Fees waived or expenses borne by the Fund’s investment advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding any of (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) remain at current levels through March 1, 2028. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Redemption			No Redemption
Share Class	A	I	Share Class	A	I
1 Year	$ 424	$ 51	1 Year	$ 424	$ 51
3 Years	1,703	160	3 Years	1,703	160
5 Years	2,945	280	5 Years	2,985	280
10 Years	5,896	628	10 Years	5,896	628

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE